REGISTRATION RIGHTS AGREEMENT

          THIS REGISTRATION RIGHTS AGREEMENT, dated as of May 18, 2001 (the "Agreement"), is made between THE FEMALE HEALTH COMPANY, a Wisconsin corporation (the "Company"), and HEARTLAND BANK, a federal savings bank (the "Holder").

                                    RECITALS

          A. The Company and the Holder have entered into a Loan Agreement, dated as of the date of this Agreement (the "Loan Agreement"), which provides, among other things, for a $2,000,000 loan from the Holder to the Company.

          B. The Company has agreed to issue a warrant (the "Warrant") to the Holder to purchase a number of shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock") equal to (a) $500,000 (the "Guarantee Amount"), divided by (b) the Warrant purchase price (as determined in accordance with the provisions set forth in the Warrant) as of the date of exercise to induce the Holder to execute and deliver the Loan Agreement. The shares of the Common Stock for which the Warrant is exercisable are collectively referred to herein as the "Common Shares."

          C. The Company wishes to execute and deliver this Agreement in order to induce the Holder to provide the loan under the Loan Agreement and has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 Act"), and applicable state securities laws with respect to the Common Shares.

                                   AGREEMENTS

          In consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Company and the Holder hereby agree as follows:

          1.     Definitions.  As  used  in  this Agreement, the following terms
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shall  have  the  following  meanings:

               (a) "1934 Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

               (b) "Guarantors" shall mean any guarantor who executes a guarantee at any time in connection with that certain Loan Agreement dated as of May __, 2001 between the initial Holder and the Company, including any amendments thereto.


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               (c)     "Guarantor  Warrants" shall mean the Guarantors' warrants
for the purchase of shares in the Company which are subject to the Pledge Agreements (as defined below).

               (d) "Holder" shall have the meaning set forth in the first paragraph hereof, as well as any transferee or assignee of the initial Holder who agrees to become bound by the provisions of this Agreement in accordance with section 10 hereof.

               (e) "Pledge Agreements" shall mean any pledge agreements entered into at any time by and between the initial Holder and each Guarantor in connection with that certain Loan Agreement dated as of May __, 2001 between the Holder and the Company, including any amendments thereto, whereby each Guarantor pledges, to the initial Holder, its interest in certain warrants for the purchase of stock in the Company, and the corresponding shares of stock issuable upon exercise of the warrant..

               (f) "Registrable Securities" means the Warrant and the Common Shares, together with any shares of Common Stock which may be issued as a dividend or other distribution and any additional shares of Common Stock which may be issued due to anti-dilution adjustments with respect to the Warrant and Common Shares, which are required to be included in a Registration Statement pursuant to section 2 below. Upon the occurrence of an Event of Default (as defined in the Pledge Agreements), the term "Registrable Securities" may also include, at the election of the initial Holder, the Guarantor Warrants and the corresponding shares of Common Stock in the event the Guarantor Warrants are exercised, together with any shares of Common Stock which may be issued as a dividend or other distribution and any additional shares of Common Stock which may be issued due to anti-dilution adjustments with respect to the Guarantor Warrants and shares of Common Stock underlying the Guarantor Warrants.

               (g) "Registration Period" means the period between the date of this Agreement and the earlier of (i) the date on which all of the Registrable Securities have been sold pursuant to a Registration Statement or Rule 144, or (ii) the date on which the Registrable Securities, may be immediately sold without registration by a Holder who is not an affiliate of the Company pursuant to Rule 144(k) under the 1933 Act or any similar or successor rule (provided that the Holder has received an opinion of the Company's counsel who is reasonably acceptable to the Holder covering the matters referred to in this clause (ii) and such opinion is reasonably satisfactory to the Holder). Notwithstanding the foregoing, if the Registration Period for one type of Registrable Security shall expire, the Registration Period for all other types of Registrable Securities shall remain unchanged until such time as they are sold in accordance with clause (i) above or may be sold in accordance with clause (ii) above.

               (h) "Registration Statement" means a registration statement filed with the Securities and Exchange Commission (the "SEC") under the 1933 Act.


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
               (i) The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a Registration Statement in compliance with the 1933 Act, and the declaration or ordering of effectiveness of such Registration Statement by the SEC.

               (j) "Rule 144" shall mean Rule 144 promulgated under the 1933 Act or any successor rule thereto.

          2.     Registration.  The  Company  covenants  and  agrees:
                 ------------

               (a) At any time and from time to time, the Holder may make a written request to the Company (a "Demand Notice") that the Company register the offer and sale of all or any part of the Holder's Registrable Securities under the 1933 Act (a "Demand Registration"). Upon receipt of a Demand Notice, the Company will use its reasonable best efforts to file within 60 days after the date of the Demand Notice a Registration Statement with the SEC registering the Registrable Securities included in the Demand Notice for resale. The Company will use its reasonable best efforts to cause such Registration Statement to be declared effective by the SEC within 120 days after the date of the Demand Notice. Such reasonable best efforts shall include, but not be limited to, promptly responding to all comments received from the staff of the SEC. Should the Company receive notification from the SEC that the Registration Statement will receive no action or no review from the SEC, the Company shall cause such Registration Statement to become effective within five business days of such SEC notification. Once declared effective by the SEC, the Company shall use all reasonable best efforts to cause such Registration Statement to remain continuously effective throughout the Registration Period. Notwithstanding anything in this section 2(a) to the contrary, the Holder shall be entitled to no more than two Demand Registrations.

               (b) The offering of such Registrable Securities pursuant to the Registration Statement shall be in the form of either an underwritten offering or through the use of brokers or in privately negotiated transactions, in either case as selected by the Holder within no more than five (5) business days following the date of the Demand Notice. In the event that the Holder elects that the offering be an underwritten offering, the Company and the Holder shall enter into a customary underwriting agreement with such underwriter(s) (and the Holder may at its option require that the representations, warranties and covenants of the Company to or for the benefit of the underwriter(s) also are made for the benefit of the Holder).

               (c) Notwithstanding the foregoing, the Company may delay in filing the Registration Statement and may withhold efforts to cause the Registration Statement to become effective, if the Company determines in good faith that such registration will (i) materially and adversely interfere with or affect the negotiation or completion of any actual or pending material transaction that is being contemplated by the Company (whether or not a final decision has been made to undertake such transaction) at the time the right to delay or withhold efforts is exercised, or (ii) involve initial or continuing disclosure obligations that are not in the best interests of the Company's stockholders. The Company may exercise such right to delay or withhold efforts not more than once and for not more than sixty (60) days. Notwithstanding

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
anything to the contrary that may be contained in this Agreement, if the Company exercises its right to delay or to withhold efforts, the Company shall use its reasonable best efforts to have the Registration Statement filed or declared effective, as the case may be, at the earliest practicable date after the Company's reasons for delaying or withholding efforts are no longer applicable (but subject to the time limitation in the immediately preceding sentence).

               (d) Whenever the Company proposes to register (including on behalf of a selling stockholder) any of its securities under the 1933 Act (except for the registration of securities to be offered pursuant to an employee benefit plan on Form S-8 or pursuant to a registration made on Form S-4, or any successor forms) at any time other than pursuant to a Demand Registration and the registration form to be used may be used for the registration of the Registrable Securities (a "Piggyback Registration"), it will so notify the Holder in writing no later than the earlier to occur of (i) the tenth (10th) day following the Company's receipt of notice of exercise of other demand registration rights, or (ii) 30 days prior to the anticipated date of filing. Subject to the provisions of section 2(f), the Company will include in the Piggyback Registration all Registrable Securities with respect to which the Company has received written requests for inclusion from the Holder with fifteen
(15) business days after the Holder's receipt of the Company's notice. The Holder may withdraw all or any part of the Registrable Securities from a Piggyback Registration at any time before ten (10) business days prior to the effective date of the Piggyback Registration. The Company, the Holder and any person who hereafter becomes entitled to register its securities in a registration initiated by the Company shall sell their securities on the same terms and conditions.

               (e) If the managing underwriter gives the Company its written opinion that the total number of securities requested to be included in the Piggyback Registration exceeds the number of securities that can be sold, the Company will include the securities in the registration in the following order of priority: (i) first, all securities the Company or the shareholder for whom the Company is effecting the registration, as the case may be, proposes to sell;
(ii) second, up to the full number of Registrable Securities requested to be included in the registration; and (iii) third, any other securities requested to be included, allocated among the holders of such securities in such proportions as the Company and those holders may agree.

               (f) If any Piggyback Registration is an underwritten offering, the Company and the Holder shall enter into a customary underwriting agreement with the underwriter(s) administering the offering. The Holder may not participate in any Piggyback Registration without (i) agreeing to sell securities on the basis provided in the underwriting arrangements approved by the Company, and (ii) completing all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required by the underwriting arrangements.

               (g) Upon the occurrence of an Event of Default (as defined in the Pledge Agreements) and the transfer of the Guarantor Warrants thereunder to the initial Holder pursuant to the terms of the Pledge Agreements and by law, the Company hereby agrees, at the election of the initial Holder, to be exercised by notice in writing to the Company within sixty (60) days of such transfer, the terms and conditions of this Agreement shall also cover the

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
Guarantor Warrants and the corresponding shares of Common Stock in the event the Guarantor Warrants are exercised, together with any shares of Common Stock which may be issued as a dividend or other distribution and any additional shares of Common Stock which may be issued due to anti-dilution adjustments with respect to the Guarantor Warrants and shares of Common Stock underlying the Guarantor Warrants.

          3.     Additional  Obligations of the Company.  In connection with the
                 --------------------------------------
registration of the Registrable Securities, the Company shall have the following additional obligations:

               (a) The Company shall keep the Registration Statement effective pursuant to Rule 415 under the 1933 Act at all times during the Registration Period as defined in section 1(g) above.

               (b) The Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) filed by the Company shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and, during such period, shall comply with the provisions of the 1933 Act applicable to the Company with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the sellers thereof as set forth in the Registration Statement. In the event the number of shares of Common Stock included in a Registration Statement filed pursuant to this Agreement is insufficient to cover all of the Registrable Securities, the Company shall amend the Registration Statement and/or file a new Registration Statement so as to cover all of the Registrable Securities as soon as practicable. The Company shall use its reasonable best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof.

               (c) The Company shall furnish to each Holder whose Registrable Securities are included in the Registration Statement (i) promptly after the same is prepared and publicly distributed, filed with the SEC or received by the Company, one copy of the Registration Statement and any amendment thereto, each preliminary prospectus and final prospectus and each amendment or supplement thereto, and each substantive letter written by or on behalf of the Company to the SEC and each item of each substantive correspondence from the SEC, in each case relating to such Registration Statement (other than any portion of any item thereof which contains information for which the Company has sought confidential treatment); and (ii) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto, and such other documents as such Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder.


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
               (d) The Company shall use its reasonable best efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as the Holder reasonably requests, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions. Notwithstanding the foregoing provision, the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this section 3(d), (ii) subject itself to general taxation in any such jurisdiction, (iii) file a general consent to service of process in any such jurisdiction, (iv) provide any undertakings that cause more than nominal expense or burden to the Company, or (v) make any change in its charter or bylaws, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders.

               (e) The Company shall notify each Holder who holds Registrable Securities being sold pursuant to a Registration Statement of the happening of any event of which the Company has knowledge as a result of which the prospectus included in the Registration Statement as then in effect includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading (a "Suspension Event"). The Company shall make such notification as promptly as practicable after the Company becomes aware of such Suspension Event, shall promptly use its reasonable best efforts to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and shall deliver a copy of such supplement or amendment to each Holder.

               (f) The Company shall use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement and, if such an order is issued, shall use its reasonable best efforts to obtain the withdrawal of such order at the earliest possible time and to notify each Holder who holds Registrable Securities being sold of the issuance of such order and the resolution thereof.

               (g) The Company shall permit a single firm of counsel designated by the Holder to review the Registration Statement and all amendments and supplements thereto (as well as all requests for acceleration or effectiveness thereof) a reasonable period of time prior to their filing with the SEC, and shall not file any document in a form to which such counsel reasonably objects.

               (h) The Company shall make available for inspection by the Holder whose Registrable Securities are being sold pursuant to such registration and any attorney, accountant or other agent retained by any such Holder
(collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable each Inspector

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to  exercise its due diligence responsibility, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence; provided, however, that each Inspector shall hold in confidence and shall not make any disclosure
(except to a Holder) of any Record or other information unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, or (iii) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company shall not be required to disclose any confidential information in such Records to any Inspector until and unless such Inspector shall have entered into confidentiality agreements (in form and substance reasonably satisfactory to the Company) with the Company with respect thereto, substantially in the form of this section 3(h). The Holder agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein shall be deemed to limit the Holder's ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

               (i) The Company shall cooperate with the Holder of Registrable Securities and each underwriter participating in the disposition of such Registrable Securities, if any, and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc.

               (j) In the event of a underwritten offering, the Company shall enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriter(s) of such offering, with such terms and conditions as the Company and the underwriter(s) may agree. The Holder, if participating in such underwriting, shall also enter into and perform its obligations under such an agreement.

               (k) The Company shall take all other reasonable actions reasonably requested by the Holder which are necessary to expedite and facilitate disposition by the Holder of the Registrable Securities pursuant to the Registration Statement.

          4.     Obligations of the Holder.  In connection with the registration
                 -------------------------
of  the Registrable Securities, the Holder shall have the following obligations:

               (a) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to the Holder that the Holder shall furnish in writing to the Company such information regarding the Holder, the Registrable Securities held by the Holder and the intended method of disposition of the Registrable Securities held by the Holder as shall be required to effect the registration of the Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.


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               (b)     The  Holder, by acceptance of the Registrable Securities,
agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder unless such Holder has notified the Company in writing of such Holder's election to exclude all of such Holder's Registrable Securities from the Registration Statement.

               (c) The Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in section 3(e) or 3(f), such Holder will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by section 3(e) or 3(f) and, if so directed by the Company, such Holder shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction ) all copies in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. The Company shall use its reasonable best efforts to limit the duration of any discontinuance of disposition of Registrable Securities pursuant to this paragraph.

          5.     Expenses  of  Registration.  All expenses, other than discounts
                 --------------------------
and commissions attributable to the sale of any Registrable Securities, incurred in connection with registrations, filings or qualifications pursuant to section 2, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and the fees and disbursements of counsel for the Company, shall be borne by the Company.

          6.     Indemnification.  In  the  event any Registrable Securities are
                 ---------------
included  in  a  Registration  Statement  under  this  Agreement:

               (a) The Company will indemnify and hold harmless each Holder who holds such Registrable Securities, the directors, if any, of such Holder, the officers and employees, if any, of such Holder, each person, if any, who controls any Holder within the meaning of the 1933 Act (each, an "Indemnified Person"), against any losses, claims, damages, expenses or liabilities (joint or several) or actions in respect thereof (collectively "Claims") to which any of them become subject under the 1933 Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations in the Registration Statement, or any post-effective amendment thereof, or any prospectus included therein: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation by the Company of the 1933 Act or any state securities law or any

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rule  or  regulation  (the  matters  in  the foregoing clauses (i) through (iii)
being,  collectively,  "Violations").  Subject  to the restrictions set forth in section 6(c) with respect to the number of legal counsel, the Company shall reimburse the Holder and each such underwriter or controlling person, promptly as such expenses are incurred and are due and payable, for any legal fees or other expenses reasonably incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this section 6(a): (A) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person or underwriter for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (B) with respect to any preliminary prospectus shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if a prospectus was timely made available by the Company pursuant to section 3(c) hereof; and (C) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Persons and shall survive the transfer of the Registrable Securities by the Holder pursuant to section 10. In connection with a firm or best efforts underwritten offering, to the extent customarily required by the managing underwriter, the Company will indemnify the underwriters, their officers, directors, trustees, partners, employees, advisors and agents, and each person who controls the underwriters (within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934
Act), together with all officers, directors, trustees, partners, employees, advisors and agents of such controlling person, to the extent customary in such agreements.

               (b) In connection with any Registration Statement in which the Holder is participating, the Holder agrees to indemnify and hold harmless, to the same extent and in the same manner set forth in section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, each person, if any, who controls the Company within the meaning of the 1933 Act (an "Indemnified Party"), against any Claim to which any of them may become subject, under the 1933 Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in connection with such Registration Statement, and such Holder will reimburse any legal fees or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this section 6(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Holder, which consent shall not be unreasonably withheld; provided further, however, that the Holder shall be liable under this section 6(b) for only that amount of a Claim as does not exceed the net proceeds to such Holder as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Holder pursuant to section 10. In connection with a firm or best efforts underwritten offering, to the extent customarily required by the managing underwriter, the Holder will indemnify the underwriters, their officers, directors, trustees, partners, employees, advisors and agents, and each person who controls the underwriters (within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act), together with all officers, directors, trustees, partners, employees, advisors and agents of such controlling person, to the extent customary in such agreements.

               (c) Promptly after receipt by an Indemnified Person or Indemnified Party under this section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this section 6, deliver to the indemnifying party a written notice of the commencement thereof and this indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying parties; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and other party represented by such counsel in such proceeding. The Company shall pay for only one separate legal counsel for the Holder; such legal counsel shall be selected by the Holder. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

          7.     Contribution.  If  for  any reason the indemnification provided
                 ------------
for in section 6 is unavailable to an Indemnified Party or an Indemnified Person or is insufficient to hold it harmless as payable by the Indemnified Party or an Indemnified Person as contemplated therein, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under section 6, provided, however, that (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in section 6, (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation, and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

          8.     Changes  in  Capital  Stock.  If, and as often as, there is any
                 ---------------------------
change in the capital stock of the Company by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the capital stock as so changed.

          9.     Rule  144  Reporting.  With  a  view to making available to the
                 --------------------
Holder the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to:

               (a) Make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the date hereof;

               (b) File with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act; and

               (c) Furnish to any Holder, so long as the Holder owns any Registrable Securities, upon request (i) a written statement by the Company as to its compliance with the reporting requirements of the 1933 Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or as to its qualification as a registrant whose securities may be resold pursuant to Form S-3 or any registration form under the 1933 Act subsequently adopted by the SEC that permits the inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

          10.     Assignment  of  Registration  Rights.  The  rights to have the
                  ------------------------------------
Company register Registrable Securities pursuant to this Agreement shall be automatically assigned by the Holder to transferees or assignees of all or any portion of such Registrable Securities if (i) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws, and (iv) at or before the time the Company received the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein. Upon a transfer in compliance with this section 10 , all references in this Agreement to "Holder" shall be deemed to refer in addition to any transferee hereunder with respect to such transferred Registrable Securities. Notwithstanding anything to the contrary that may be contained in this Agreement, in the event that the Holder does not transfer all of the Registrable

Securities or transfers the Registrable Securities to more than one transferee, the holders of the Registrable Securities thereafter shall be entitled to take any action hereunder by the approval of not less than thirty-three percent (33%) of all Registrable Securities or by the approval of not less than thirty-three percent (33%) of the Registrable Securities which are the subject of such registration, as appropriate.

          11.     Amendment  of  Registration  Rights.  Provisions  of  this
                  -----------------------------------
Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Holder(s) who hold a majority interest of the Registrable Securities. Any amendment or waiver effected in accordance with this section 11 shall be binding upon each Holder and the Company.

          12.     Miscellaneous.
                  -------------

               (a)     Conflicting  Instructions.  A  person or entity is deemed
                       -------------------------
to be a Holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

               (b)     Notices.  Any  notices  required or permitted to be given
                       -------
under the terms of this Agreement shall be sent by certified or registered mail (with return receipt requested) or delivered personally or by courier (including a nationally recognized overnight delivery service) or by facsimile transmission. Any notice so given shall be deemed effective three days after being deposited in the U.S. Mail, or upon receipt if delivered personally or by courier or facsimile transmission, in each case addressed to a party at the following address or such other address as each such party furnishes to the other in accordance with this section 12(b):

If  to  the  Company:

     The  Female  Health  Company
          875  North  Michigan  Avenue
          Suite  3660
          Chicago,  IL  60611
          Telephone:  (312)  280-1119
          Facsimile:  (312)  280-9360
          Attention:  Mr.  O.B.  Parrish
with  a  copy  to:

     Reinhart,  Boerner,  Van  Deuren,
          Norris  &  Rieselbach,  s.c.
          1000  North  Water  Street
          Suite  2100
          Milwaukee,  WI  53202
          Telephone:  (414)  298-1000
          Facsimile:  (414)  298-8097
          Attention:  Mr.  James  M.  Bedore,  Esq.

If  to  the  Holder:

     Heartland  Bank
          212  S.  Central  Avenue
          St.  Louis,  Missouri  63105
          Telephone:  (314)  512-8500
          Facsimile:  (314)  512-8501
          Attention:  David  Puricelli  and  Andrew  S.  Love

with  a  copy  to:

     Bryan  Cave  LLP
          One  Metropolitan  Square
          Suite  3600
          St.  Louis,  MO  63102
          Telephone:  (314)  259-2000
          Facsimile:  (314)  259-2020
          Attention:  Mr.  Mark  B.  Hillis,  Esq.

               (c)     Waiver.  Failure  of  any  party to exercise any right or
                       ------
remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

               (d)     Governing  Law.  This  Agreement  shall  be  enforced,
                       --------------
governed by and construed in accordance with the laws of the State of Missouri applicable to the agreements made and to be performed entirely within such state, without giving effect to rules governing the conflict of laws.

               (e) Any legal action or proceeding with respect to this Agreement may be brought in the courts of the State of Missouri located in St. Louis County or the City of St. Louis or of the United States for the Eastern District of Missouri, and, by execution and delivery of this Agreement, the Company irrevocably accepts for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts. The Company hereby waives personal service of any and all process upon it and consents that all such service of process may be made by registered mail (return receipt requested) directed to the Company at its address set forth in section 12(b) and service so made shall be deemed to be completed five (5) days after the same shall have been deposited in the U.S. mails. Nothing herein shall affect the right of the Holder to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Company in any other jurisdiction.

               (f) The Company hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement brought in the courts referred to in clause (e) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

               (g)     Severability.  In  the  event  that any provision of this
                       ------------
Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

               (h)     Entire  Agreement.  This Agreement constitutes the entire
                       -----------------
agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

               (i)     Successors  and  Assigns.  Subject to the requirements of
                       ------------------------
section 10 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

               (j)     Use of Pronouns.  All pronouns and any variations thereof
                       ---------------
refer to the masculine, feminine or neuter, singular or plural, as the context may require.

               (k)     Headings.  The  headings and subheadings in the Agreement
                       --------
are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

               (l)     Counterparts.  This  Agreement  may be executed in two or
                       ------------
more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission, and facsimile signatures shall be binding on the parties hereto.

               (m)     Further  Acts.  Each party shall do and perform, or cause
                       -------------
to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

               (n)     Consents.  All  consents  and  other determinations to be
                       --------
made by the Holder pursuant to this Agreement shall be made by Holder(s) holding a majority of the Registrable Securities, determined as if all Warrants then outstanding had been converted into or exercised for Common Shares.

                       [Signatures on the following page]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

COMPANY:

THE  FEMALE  HEALTH  COMPANY

By:_____________________________________
   O.B.  Parrish,  Chairman  and  Chief
   Executive  Officer


HOLDER:

HEARTLAND  BANK



By:_____________________________________